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                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

         Set forth below is a list of all of the subsidiaries of Dura Automotive
Systems, Inc. Unless otherwise indicated, all of the subsidiaries are wholly owned. If indented, the company is a subsidiary of the company under which it is listed.

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                                                                                                  JURISDICTION
NAME                                                                                               FORMATION
----                                                                                              ------------
Dura Operating Corp.............................................................................. Delaware
   Dura Automotive Systems of Indiana, Inc....................................................... Indiana
   Autopartes Excel de Mexico, S.A. de C.V....................................................... Mexico
   Dura de Mexico, S.A. de C.V................................................................... Mexico
   Dura Global Technologies, Inc................................................................. Michigan
   Dura Aircraft Operating Company, LLC.......................................................... Michigan
      Automotive Aviation Partners LLC (7)....................................................... Minnesota
   Dura Brake Systems, LLC....................................................................... Michigan
   Dura G.P        .............................................................................. Delaware
   Dura Services, LLC............................................................................ Michigan
   Dura Mancelona, LLC........................................................................... Michigan
   Dura Fremont, LLC............................................................................. Michigan
   Dura Gladwin, LLC............................................................................. Michigan
   Atwood Automotive, Inc........................................................................ Michigan
      Dura Cables North, LLC..................................................................... Delaware
      Dura Cables South, LLC..................................................................... Delaware
   Atwood Mobile Products, Inc................................................................... Illinois
      Creation Group Holdings, Inc............................................................... Indiana
        Creation Group Transportation, Inc....................................................... Indiana
        Kemberly, Inc............................................................................ Indiana
        Creation Group, Inc...................................................................... Indiana
              Spec-Temp, Inc..................................................................... Ohio
              Creation Windows, Inc.............................................................. Pennsylvania
      Shanghai Atwood Electric Co., Ltd. JV (3).................................................. China
   Dura/Excel do Brasil Ltda..................................................................... Brazil
      Dura Automotive Systems do Brasil Ltda..................................................... Brazil
   Dura UK Limited .............................................................................. UK
      Trident Automotive Limited................................................................. UK
        Dura Holdings Limited.................................................................... UK
           Adwest Electronics, Inc............................................................... Delaware
           Dura Automotive Limited............................................................... UK
           Dura Cables Limited................................................................... UK
        ACK Controls, Inc. (4)................................................................... Delaware
        Spicebright Limited...................................................................... UK
           Dura Spicebright, Inc................................................................. Michigan




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
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                                                                                                  JURISDICTION
NAME                                                                                                FORMATION
----                                                                                              ------------

           Moblan Investments, B.V............................................................... The Netherlands
              Dura Automotive, S.L. (2).......................................................... Spain
           Dura Automotive Holding Verwaltungs GmbH.............................................. Germany
           Dura Automotive Systems S.A.S. (5).................................................... France
              Dura Automotive Systemes Europe S.A.S.............................................. France
                Dura Automotive Holding GmbH & Co KG (1)......................................... Germany
                   Dura Automotive Grundstuckverwaltung GmbH..................................... Germany
                   Dura Automotive Systems Einbeck GmbH.......................................... Germany
                      Dura Automotive Systems Rotenburg GmbH..................................... Germany
                      Dura Automotive Systems Kohler GmbH........................................ Germany
                   Dura Automotive Systems GmbH.................................................. Germany
                   Dura Automotive Systems Reiche GmbH........................................... Germany
                   Dura Automotive Systems Reiche GmbH & Co. KG.................................. Germany
   Dura Automotive Canada ULC.................................................................... Nova Scotia
      Dura Ontario Inc........................................................................... Ontario
      Dura Automotive Systems Cable Operations, Inc.............................................. Delaware
      Universal Tool & Stamping Company, Inc..................................................... Indiana
      Dura Canada, L.P........................................................................... Ontario
        Dura Automotive Systems (Canada), Ltd.................................................... Ontario
           Dura Holdings ULC..................................................................... Nova Scotia
           Dura Holdings Canada LP............................................................... Ontario
           Trident Automotive Limited............................................................ Ontario
           Trident Automotive L.P................................................................ Delaware
              Trident Automotive Canada Co....................................................... Nova Scotia
                Trident Automotive L.L.C......................................................... Delaware
   Dura Holding Germany GmbH..................................................................... Germany
      Dura Automotive Body & Glass Systems GmbH & Co............................................. Germany
        Dura Automotive Selbecke Leisten & Blenden GmbH.......................................... Germany
        Dura Automotive Plettenberg Leisten und Blenden GmbH..................................... Germany
        Dura Automotive Herne Karosseriekomponenten GmbH......................................... Germany
        Dura Automotive Plettenberg Glasmodule GmbH.............................................. Germany
        Dura Automotive Plettenberg Kunststoffteile GmbH......................................... Germany
        Dura Automotive Plettenberg Werkzeugbau-und Werkserhaltungs GmbH......................... Germany
        Dura Automotive Plettenberg Entwicklungs-und Vertriebs GmbH.............................. Germany
        Dura Automotive Handels-und Beteiligungsgesellschaft GmbH................................ Germany
           Schade Deco-Systems GmbH.............................................................. Germany
           Dura Automotive Body & Glass Systems UK Ltd........................................... UK
              Dura Shifter Systems UK Ltd. (6)................................................... UK
           Dura Automotive Automocion S.A........................................................ Spain
           Dura Automotive Portuguesa Industria de Componentes para Automovels Lda............... Portugal
              Dura Automotive CZ s.r.o..........................................................  Czech Republic
           Dura Automotive Body & Glass Systems Components, S.R.O (8)............................ Slovakia
           Dura Automotive Systems CZ s.r.o...................................................... Czech Republic
           Dura Automotive Glass UK Ltd.......................................................... UK
           Dura Automotive Finarzierungsgesellschaft GmbH........................................ Germany
           Dura Automotive Romania SRL........................................................... Romania


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(1)      16.2% owned by Dura Holding Germany GmbH and 83.8% owned by Dura
         Automotive Systemes Europe S.A.S.
(2)      97.5% owned by Moblan Investments BV and 2.5% owned by Spicebright
         Limited
(3)      90% owned by Atwood Mobile Products, Inc.
(4)      13% owned by Trident Automotive Limited
(5)      57% owned by Spicebright and 43% owned by Moblan Investments, B.V.
(6)      50% owned by Dura Automotive Body & Glass Systems UK Ltd. And 50% owned by Dura Automotive Systems (Canada) Ltd.
(7)      75% owned by Dura Aircraft Operating Company, LLC and 25% owned by Dura
         Automotive Systems, Inc.
(8)      80% owned by Handels and 20% owned by Dura Holding Germany GmbH.